May 13, 2021 Q1 2021 Webcast & Call

2 Legal Disclaimer This presentation contains forward-looking statements. Forward-looking statements describe future expectations, plans, results or strategies and are generally preceded by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof). Forward-looking statements in this presentation include, but are not limited to, statements regarding: (i) growth drivers and expected levels of our organic growth; (ii) improvements to our manufacturing cost efficiency; (iii) the impact of our investment in R&D and commercial initiatives; (iv) our ability to stay in front of competitors’ improvements in technologies; and (v) other statements that are not historical facts. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Forward-looking statements are based only on current information, assumptions and expectations, and involve a number of risks and uncertainties relating to (i) challenges inherent in developing, manufacturing and commercializing products; (ii) the timing and mix of customer orders among our products; (iii) our ability to further deploy new products and applications and expand the markets for our technology platforms; (iv) third parties’ abilities to manufacture our instruments and consumables; (v) the success of products competitive with our own; (vi) our expectations and beliefs regarding future growth of the business and the markets in which we operate; (vii) the accuracy of our estimates, (viii) our ability to fund our operations and (ix) the application of generally accepted accounting principles which are highly complex and involve many subjective assumptions. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. More information about these and other statements, risks and uncertainties is contained in our filings with the U.S. Securities and Exchange Commission. All forward- looking statements contained in this presentation speak only as of the date on which they were made. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, occurrence of future events or otherwise except as required by applicable law.

2021: Off to a Solid Start for Bionano

Q1

Global Adoption of Saphyr

11 Saphyr Shipped
107 total installed base

Advancing Go to Market – Bionano Data Centric
Services, Reagent Rentals & Capital Purchase

33 Presentations

16 Talks and posters

New applications in prenatal testing, cancer research & development

Increased speed of cloud computing solution by 30%, reducing cost to end user by 50%

NEW GEOGRAPHIES

NEW ADOPTIONS

UHN – Toronto General, Toronto Western, Princess Margaret, Toronto Rehab

NHS King's College Hospital NHS Foundation Trust

USERS DEVELOPED NEW TOOLS FOR CANCER RESEARCH, TUMOR ANALYSIS AND DRUG DEVELOPMENT

Tel Aviv University

Dr. Yuval Ebenstein
Published a method to analyze DNA methylation in cancer genomes, enabling a new field of cancer research and drug target discovery

The Pennsylvania State University

Dr. Jim Broach
Published a method for solid tumor analysis by OGM which unlocks the largest oncology market for Saphyr

Revenue: $3.2M

Strong adoption throughout target geographies, including the US, and new markets for prenatal analysis, cancer research and drug development bionano GENOMICS

3

4 Development multiple assays across a wide range of applications in human clinical research Key Steps to Widespread Global Adoption of Saphyr Publication of multiple large studies showing concordance with the existing methods A clear path for users to seek payment for OGM services they offer Goal: multiple labs in genetic disease and cancer research to develop assays and make them available for use in large studies that demonstrate the value of OGM with Saphyr

Bionano Data Contributes to Advances in Research

Institution	Research Area
The University of Texas MD Anderson Cancer Center	**Myelodysplastic Syndrome** Reduced the time to results for tumor analysis from weeks to days
Mayo Clinic	**ALS** Resolved mosaic repeat expansions
Mayo Clinic	**Alzheimer's Disease** Identified deletions in CR1
Centre de Recherche des Cordeliers	**Hepatocellular Carcinoma** Identified Hep B Virus insertion that caused tumor and replication stress
UCLA	**Disorder of Sex Development** Identified 6 kbp insertion in WDR11
Children's Hospital Los Angeles	**Pediatric Leukemia** Detected druggable gene fusions that next-generation sequencing and cytogenetics missed
PennState College of Medicine	**Leukemia** In 12 patients, found dozens of novel genes with recurring structural variants
Duke	**Epilepsy and Developmental Delay** Detected 90 kbp mosaic deletion in CDKL5
Massachusetts General Hospital	**Congenital Diaphragmatic Hernia** Revealed complex genome structures and new candidate genes
Emory University	**3q29 Microdeletion Syndrome** Characterized large, complex repeats and rearrangements in parents of 3q29 patients

In results expected to be published, based on comparative studies against one or more of NGS, CMAs, FISH & Karyotyping bionano GENOMICS 5

6 Advanced and Optimized the Performance of the Saphyr System for Adoption in Labs to Support Development of Clinical Assays and LDTs  Launched an LDT for whole genome analysis with OGM for constitutional genetic disease • Developing LDTs for prenatal testing and solid tumor analysis Anticipated accreditations in EU for acute leukemias and FSHD, a genetic muscle disease

Lineagen Adds Revenue & Accelerates Clinical Adoption of Saphyr

REVENUE: IMMEDIATE IMPACT

Lineagen adds new revenue streams to help support growth of the combined business

COMBINING PRODUCT- AND SERVICE-BASED BUSINESSES

Provides centralized and decentralized offerings to support the broader market

ESSENTIAL COMPONENTS FOR BUILDING REIMBURSED DX MENU ON SAPHYR

Accelerates Saphyr entry into the clinic by adding content, skills, expertise and sample archives

CLIA Certification

- Development of proprietary LDTs helps drive Saphyr adoption
- Enhances Bionano offering to pharma customers seeking new therapeutic targets

Proprietary Content in Pediatric Neuro Developmental Disorders

Proprietary database from Toronto Sick Kids Hospital provides basis for differentiated tests, current and future

Patient Samples & Database

+60,000 tests performed on +30,000 patients, and counting

Clinical Cytogeneticists & Custom Interpretation Software

Provide expertise for improved Saphyr Dx and workflow integration

Genetic Counseling

Differentiated service and critical link between physicians, patients and families

Certified Coders

Trained billing specialists lay groundwork for reimbursement of Saphyr LDTs

3rd Party Payor Contracts

Leverage existing relationships and contracts with payors

bionano GENOMICS 7

Clinical Affairs Summary Dr. Alka Chaubey CMO achaubey@bionanogenomics.com

9 Four Large Clinical Studies Getting Underway to Support Penetration of our Target Markets & Economic Benefits of Using OGM Constitutional - Prenatal - Constitutional - Pediatric - Oncology - Heme Malignancies - Oncology - Solid Tumor - Amnio & CVS Illustrate HOW OGM can help with NIPT + and no-calls Goal to replace CMA and detect balanced SVs Peripheral blood, expand into others Goal to replace CMA and detect balanced SVs, triplet repeats (FRX), contractions (FSHD) and more Bone marrow aspirates, peripheral blood Indicated for AML, CML, ALL, CLL, multiple myeloma, NHL/HL Goal to replace KT, FISH & CMA Fresh and frozen tumor tissue, expand into others Indicated for breast, colon, melanoma, GBM, lung, etc. Goal to replace KT, FISH & CMA

Financial Overview Chris Stewart CFO cstewart@bionanogenomics.com

11 Q1 2021 – Financial Results and Key Highlights • Total revenue was $3.2M, up 179% from Q1 2020 • Year on year, revenue was up in all geographies and across both product and service revenue • Raised $337M from two underwritten public offerings, utilization ATM facility and exercise of outstanding warrants Strong cash position with $362M to end Q1 2021 $M, except EPS 1Q21 Revenue $3.2 Cost of Revenue 2.1 Gross Profit 1.0 Gross Margin % 33% Operating Expense 12.2 Operating Income (Loss) (11.2) Other Expense (1.2) Net Income (Loss) ($9.9) Weighted Avg Shares (M) 264 Earnings per Share ($0.04) Cash $362

Summary R. Erik Holmlin CEO eholmlin@bionanogenomics.com

13 • Commercial release of prenatal assays for Saphyr and expansion of Saphyr’s menu of pediatric assays Key Anticipated Milestones Expected to Drive Value for BNGO 3Q • Accreditation of Saphyr based LDTs for ALL & FSHD in certain EU markets 2Q 4Q • Interim publication of results from pediatric clinical study • Validation of 3 LDTs total by sites in our prenatal and pediatric clinical studies • Prototype of next-gen high throughput Saphyr • Targeted installed base of 150 systems, potentially a 50% increase over year end 2020 2021

Questions & Answers Contact: R. Erik Holmlin CEO eholmlin@bionanogenomics.com Chris Stewart CFO cstewart@bionanogenomics.com